AMENDMENT AGREEMENT (NO. 1) TO CREDIT FACILITY AGREEMENT
This Amendment Agreement (No. 1) to Credit Facility Agreement (the “Amendment Agreement”) is made on 27 NOV 2024.

BETWEEN:

(1)FABRINET CO., LTD., a private company incorporated under the laws of Thailand with its registered office located at 5/6 Moo 6 Khlong Nueng Sub-District, Khlong Luang District, Pathum Thani Province, Thailand (the “FBNT”) and

(2) FABRINET, a public limited company incorporated and existing under the laws of Cayman Islands with its registered office located at c/o Intertrust Corporate Services (Cayman) Limited, One Nexus Way, Camana Bay, Grand Cayman, KY1-9005, Cayman Islands (the “FBNC”)
(FBNT and FBNC collectively called the “Customer”), of one part; and

(3) BANK OF AYUDHYA PUBLIC COMPANY LIMITED, a public company incorporated under the laws of Thailand with its registered office located at 1222 Rama III Road, Khwaeng Bang Phongphang, Khet Yan Nawa, Bangkok, Thailand (the “Bank”) of the other part

WHEREAS:

(A)The Customer has entered into the Credit Facility Agreement dated 9 March 2023 (the “Credit Facility Agreement”) with the Bank.

(B) By entering into this Amendment Agreement, the parties wish to amend the Credit Facility Agreement on the terms and conditions set forth herein.

NOW THEREFORE IT IS AGREED as follows:
1.Definitions and Construction
All capitalized terms used herein shall have the meanings set out in the Credit Facility Agreement unless otherwise defined in this Amendment Agreement.

2.Effective Date
This Amendment Agreement shall be effective from the date hereof.

3.Amendments
3.1Clause 1.1 of the Credit Facility Agreement shall be deleted by its entirety and be replaced with the following:
“1.1 The Facility
•Purpose of the Facility: To use for the business of the Customer subject to the objectives of the Customer registered with the Department of Business Development, the Ministry of Commerce for FBNT and Registry of Companies, Cayman Islands for FBNC including to use as working capital in the Customer’s business.
•Drawdown Period / Availability Period: 20 (Twenty) years
•Total of the facility amount (“Facility Amount”): USD 30,000,000 (Thirty Million United States Dollar)”

3.2Clause 1.3 of the Credit Facility Agreement shall be deleted by its entirety and be replaced with the following:
“1.3 The Customer has provided and agrees to provide the following types of collateral to the Bank in order to secure the payment of the Facility under this Agreement:
•Guarantee: -
•Mortgage: -
•Others: Letter of Comfort from FBNC to financially support FBNT’s indebtedness in the form and substance satisfactory to the Bank.”

3.3Clause 1.6.2 (c) of the Credit Facility Agreement shall be deleted by its entirety and be replaced with the following:
“(c) Throughout the period of this Agreement,
(1)FBNC agrees to maintain its Debt to Equity Ratio (D/E) to be lower than 1 time; and
(2)FBNT agrees to maintain its Debt to Equity Ratio (D/E) to be lower than 1.5 time.”

3.4Clause 1.6.3 of the Credit Facility Agreement shall be inserted with the following additional provision:
“1.6.3 The Customer represents and warrants that the collateral provided under this Agreement shall not be inferior to other banks.”

3.5Clause 1.6.4 of the Credit Facility Agreement shall be inserted with the following additional provision:
“1.6.4 FBNC agrees to maintain their shareholding portion at 100 (One Hundred) % in FBNT throughout the term of this Agreement.”

4.Conflict and Effect of the Amendments
4.1Subject to Clauses 4.2 and 4.3 below, this Amendment Agreement shall form an integral part of the Credit Facility Agreement;
4.2in the event that there is any conflict between the provision set out in the Credit Facility Agreement and those stipulated in this Amendment Agreement, the provisions in this Amendment Agreement shall prevail; and
4.3the provisions of the Credit Facility Agreement that have not been amended by this Amendment Agreement shall continue to be binding between the parties in full force and effect.

5.Governing Law
This Amendment Agreement is governed by Thai law.

The parties hereto understand all entire terms and conditions herein. In witness whereof, the parties have signed their names.

CUSTOMER:
FABRINET CO., LTD.

/s/    Csaba Sverha

FABRINET

/s/    Csaba Sverha

BANK
BANK OF AYUDHYA PUBLIC COMPANY LIMITED

By /s/   Ratchanok Patumapa                 By /s/   Pongsit Tungtrongjai
Name:    MRS. RATCHANOK PATUMAPA            Name: MR. PONGSIT TUNGTRONGJAI

WITNESS:

By /s/   Panpijit Srisuwatcharee               By /s/   Kotchakorn Worasorn
Name:    Ms. PANPIJIT SRISUWATCHAREE            Name: MS. KOTCHAKORN WORASORN